UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 27, 2011

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5757 North Green Bay Avenue Milwaukee Wisconsin	53209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 414-524-1200

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 27, 2011, Johnson Controls, Inc. (the “Company”) issued a press release containing information about the Company’s results of operations for the three months and fiscal year ended September 30, 2011. A copy of this press release is incorporated herein by reference as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release dated October 27, 2011 reporting the results of operations for the three months and fiscal year ended September 30, 2011 issued by the registrant on October 27, 2011.

Attached and incorporated herein by reference as Exhibit 99.2 is a copy of the slide presentation for the fiscal year 2011 fourth quarter quarterly update conference call issued by the registrant on October 27, 2011.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

99.1	Press release issued by Johnson Controls, Inc., dated October 27, 2011.
99.2	Slide presentation for the fiscal year 2011 fourth quarter quarterly update conference call issued by Johnson Controls, Inc., dated October 27, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.

October 27, 2011	By:	/s/ Brian J. Stief
		Name:	Brian J. Stief
		Title:	Vice President and Corporate Controller